June 29, 2009

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Diversified Small Cap Value Fund

Supplement to Prospectuses dated February 1, 2009

Notice of Reorganization of the Touchstone Diversified Small Cap Value Fund
 into the Federated Clover Small Value Fund

The Board of Trustees of Touchstone Funds Group Trust has unanimously approved a proposal to reorganize the Diversified Small Cap Value Fund into the Federated Clover Small Value Fund.

If shareholders of the Diversified Small Cap Value Fund approve the reorganization proposal, the Diversified Small Cap Value Fund will liquidate by transferring substantially all of its assets to the Federated Clover Small Value Fund.  After the reorganization, the Federated Clover Small Value Fund will retain its current investment goals and strategies and current portfolio managers.  Upon approval of the reorganization, shares of the Diversified Small Cap Value Fund will be closed to new and subsequent investments as of the close of business on or about August 25, 2009.

Shareholders of record of the Diversified Small Cap Value Fund as of June 29, 2009 will be entitled to vote on the reorganization proposal at a special meeting of shareholders to be held on August 20, 2009.  Shareholders of the Diversified Small Cap Value Fund will be mailed information detailing the reorganization proposal on or about July 15, 2009.

For more information about the Federated Clover Small Value Fund’s investment goals and strategies, please see a copy of the fund’s prospectus.  You can obtain a copy of the prospectus by calling 1-800-341-7400, by writing the Federated Clover Small Value Fund at 4000 Ericsson Drive, Warrendale, PA 15086-7561 or by visiting the website at www.FederatedInvestors.com.

303 Broadway ● Suite 1100 ● Cincinnati, OH  45202-4203
Ph: 800.543.0407 ● www.touchstoneinvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.